U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 7, 2002



                                  TEN STIX INC.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                    COLORADO
              (State or other Jurisdiction as Specified in Charter)



        00-32323                                          84-1351184
(Commission file number)                    (I.R.S. Employer Identification No.)



                              3101 Riverside Drive
                          Idaho Springs, Colorado 80452
                    (Address of Principal Executive Offices)

                                 (303) 567-0163
                           (Issuer's telephone number)

Items 1 through 3, 5, 6 and 8 not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     On October 1, 2002, Comiskey & Company ("Comiskey"), the principal independent accountant of Ten Stix Inc., a Colorado corporation (the "Company") resigned as the principal independent accountant. Comiskey's resignation resulted from a mutual business decision made by the respective management of Comiskey and the Company that it would be in the best interests of the Company to engage the services of an independent accountant, which provides services to developmental companies. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Comiskey, there were no disagreements with Comiskey which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused Comiskey to make reference to the subject matter of the disagreements in connection with its reports. The reports of Comiskey & Company, P.C., for each of the fiscal years ended December 31, 2001 and 2000 were qualified reports in that adverse financial conditions identified by the accountants "raise[d] substantial doubt about the Company's ability to continue as a going concern." Further, the reports stated that "[t]he financial statements do not include any adjustments that might result from the outcome of this uncertainty." The adverse financial conditions identified by Comiskey & Company, P.C., consisted of net losses, working capital deficiencies, and net worth deficiencies in the respective fiscal years covered by the reports.

     Except as described in the immediately preceding paragraph, the reports of Comiskey & Company, P.C., did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     On October 2, 2002, the board of directors of the Company approved and authorized the engagement of A.J. Robbins, P.C., Chartered Accountants, 3033 East First Avenue, Suite 201, Denver, Colorado 80206 as the principal independent accountant for the Company.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

          Not applicable.

     (b) Pro Forma Financial Information

          Not applicable.

     (c) Exhibits.

          16. Letters on Change in Certifying Accountant.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            TEN STIX INC.


Date:  October 7, 2002                      By: /s/ Thomas E. Sawyer
                                            ------------------------
                                            Thomas E. Sawyer, President/
                                            Chief Executive Officer

                                                                      EXHIBIT 16

                        LETTERHEAD OF COMISKEY & COMPANY





October 2, 2002




Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:  Ten Stix Inc.
     File No. 0-32323


Dear Sirs:

     We have read the disclosures made in Item 4 of the report on Form 8-K of Ten Stix Inc. (the "8-K Report") dated October _, 2002, and have the following comments:

     -    With respect to paragraphs one and two we agree with the statements.

     - With respect to paragraph three we have no basis to agree or disagree with those statements.

Very truly yours,


COMISKEY & COMPANY
PROFESSIONAL CORPORATION


By: /s/ Jennifer Maliar
-----------------------
Jennifer Maliar, C.P.A.